                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          CENTER BANKS INCORPORATED
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          CENTER BANKS INCORPORATED
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
               Not Applicable

     (2) Aggregate number of securities to which transaction applies:
               Not Applicable

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               Not Applicable

     (4) Proposed maximum aggregate value of transaction:
               Not Applicable

     (5) Total fee paid:
               Not Applicable

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
               Not Applicable

     (2) Form, Schedule or Registration Statement No.:
               Not Applicable

     (3) Filing Party:
               Not Applicable

     (4) Date Filed:
               Not Applicable

                                  CENTER BANKS
                            I N C O R P O R A T E D





                                                                  March 20, 1996

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Center Banks Incorporated, the holding company for Skaneateles Savings Bank, to be held on Tuesday, April 16, 1996, at 10:00 a.m. local time. The Annual Meeting will take place at the Skaneateles Country Club, West Lake Road, Skaneateles, New York. The Board of Directors and members of management look forward to greeting you at the meeting.

The Annual Meeting has been called for the following purposes: (1) to elect four directors for a three-year term; (2) to ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending December 31, 1996; and (3) to act upon such other business as may properly come before the meeting or any adjournments thereof. The accompanying Proxy Statement provides detailed information on the above items which are to be voted on at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, sign and return the enclosed proxy card in the attached self-addressed, postage prepaid envelope as soon as possible.

                                                 Sincerely yours,

                                                 /s/ John P. Driscoll
                                                 ---------------------

                                                 JOHN P. DRISCOLL
                                                 Chairman, President and
                                                 Chief Executive Officer

                           CENTER BANKS INCORPORATED
                              33 E. GENESEE STREET
                        SKANEATELES, NEW YORK 13152-0460
                                 (315) 685-2265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 16, 1996

         NOTICE IS HEREBY GIVEN that an annual meeting (the "Annual Meeting") of shareholders of Center Banks Incorporated ("Center Banks" or the "Company"), the holding company for Skaneateles Savings Bank ("Skaneateles" or the "Bank"), will be held on Tuesday, April 16, 1996 at 10:00 a.m. local time at the Skaneateles Country Club, West Lake Road, Skaneateles, New York 13152 for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect four directors for a term of three years or until their successors have been elected and qualified (Proposal 1);

         (2) To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1996 (Proposal 2); and

         (3) To act upon such other matters as may properly come before the Annual Meeting or any adjournments thereof. Management of Center Banks is not aware of any other matters which may properly come before the meeting.

         Pursuant to the Company's Bylaws, the Board of Directors of the Company has fixed the close of business on February 16, 1996 as the record date for the Annual Meeting. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                              By Order of the Board of Directors


                                              /s/ William J. Welch
                                              --------------------

                                              WILLIAM J. WELCH
                                              Secretary



Skaneateles, New York
March 20, 1996

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                           CENTER BANKS INCORPORATED
                              33 E. GENESEE STREET
                        SKANEATELES, NEW YORK 13152-0460
                                 (315) 685-2265

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 16, 1996

         This Proxy Statement is furnished as part of the solicitation of proxies by the Board of Directors of Center Banks Incorporated ("Center Banks" or the "Company"), the holding company for Skaneateles Savings Bank ("Skaneateles" or the "Bank"), for use at the 1996 annual meeting of shareholders (the "Annual Meeting") of the Company to be held at the Skaneateles Country Club, West Lake Road, Skaneateles, New York 13152 on April 16, 1996 at 10:00 a.m. local time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement, together with the enclosed proxy, is first being mailed to shareholders on or about March 20, 1996.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein by Gary L. Karl, or his assigns, who has been duly appointed by the Board of Directors to vote such proxies. If no contrary instructions are given, each proxy received will be voted for the proposals contained herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (c/o William Welch, Secretary, Center Banks Incorporated, 33 E. Genesee Street, Skaneateles, New York 13152-0460); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                               VOTING SECURITIES

         The securities that can be voted at the Annual Meeting are shares of Center Banks common stock, par value $0.01 per share ("Common Stock"). Only shareholders of record at the close of business on February 16,1996 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 931,809 shares of Common Stock issued and outstanding, held of record by 614 shareholders, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting.

                       PRINCIPAL HOLDERS OF COMMON STOCK

         The following table (with notes thereto) sets forth information as of the Record Date with respect to ownership of Common Stock by any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Company to be the beneficial owner of more than 5% of Common Stock and with respect to ownership of Common Stock by all directors and executive officers of the Company as a group (such information being based on information filed by or on behalf of the beneficial holder concerned).

            NAME AND ADDRESS                              AMOUNT AND NATURE OF              PERCENT OF
            OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP(1)              CLASS
            --------------------------------------------------------------------------------------------
            Francis R. O'Connor                                92,399 (2)                      9.92
            511 E. Fayette Street
            P.O. Box 2367
            Syracuse, NY 13220

            Jeffrey L. Gendell                                 88,200 (3)                      9.47
            Tontine Partners, L.P.
            31 West 52nd Street, 17th Floor
            New York, New York 10019

            Dimensional Fund Advisors                          64,400 (4)                      6.91
            1299 Ocean Avenue, 11th Floor
            Santa Monica, CA 90401

            All current directors and executive
            officers as a group (15 persons)                   146,038 (5)                    15.26

_________
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"), a person is deemed to be the beneficial owner for purposes of this table of any shares of Center Banks common stock (a) over which he or she has or shares voting or investment power, or (b) of which he or she has the right to acquire beneficial ownership at any time within 60 days from February 16, 1996. For purposes of the 1934 Act, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. All shares shown in the table above have sole voting and investment power, except as otherwise indicated. This table includes shares of common stock subject to outstanding options granted pursuant to the Company's Stock Option Plans.
    As of February 16, 1996, executive officers as a group held vested options to purchase 24,950 shares. See "Compensation of Executive Officers."

(2) Mr. O' Connor's wife is a director of the Company.

(3) As reported by Jeffrey L. Gendell and Tontine Partners, L.P., a Delaware Limited Partnership ("Tontine") in a statement as of September 28, 1995 on
    Schedule 13D under the Exchange Act. Of the 88,200 shares reported above, Mr. Gendell reported sole dispositive powers as to 35,000 shares and both Mr. Gendell and Tontine reported shared voting and dispositive powers as to 53,200 shares.

(4) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 64,400 shares of Center Banks Inc. common stock as of December 31, 1995, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(5) Includes 92,399 shares owned by Mrs. O'Connor's husband.

                    INFORMATION WITH RESPECT TO NOMINEES FOR
             DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

         In accordance with the Company's Certificate of Incorporation, the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. In accordance with the Company's Bylaws, the size of the Board is presently set at twelve by the Board of Directors.

THE NOMINEES

         Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the four nominees listed who are being nominated for a three-year term. There are no arrangements or understandings between the persons named and any other person pursuant to which such nominee was selected. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy will nominate and vote for a replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as director if elected. Each nominee is also a director of the Bank. Nominees receiving a plurality of the votes represented in person or by proxy at the Annual Meeting will be elected director.


         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE FOLLOWING NOMINEES FOR DIRECTOR POSITIONS.

NOMINEES FOR DIRECTOR WITH A TERM EXPIRING IN 1999

                                                                                                               COMMON STOCK
                                                                                                            BENEFICIALLY OWNED
                                                                                                          DIRECTLY OR INDIRECTLY
                                                                                              DIRECTOR    AS OF FEBRUARY 16, 1996
                                                    POSITION WITH THE COMPANY AND PRINCIPAL   OF BANK     -----------------------
            NAME                            AGE     OCCUPATION DURING THE PAST FIVE YEARS     SINCE(1)     AMOUNT      PERCENT(2)
            ---------------------------------------------------------------------------------------------------------------------
            Clifford C. Abrams               70    Director; Retired, President and General      1983        4,821 (3)
                                                   Manager of Clifford C. Abrams, Inc., an
                                                   electrical contracting company.

            David E. Blackwell               57    Director; President, Auburn Steel             1993        1,139
                                                   Company, Inc.

            Howard J. Miller                 63    Director; Retired, Vice President,            1993        1,543 (4)
                                                   Distribution, Crucible Service Centers.

            Raymond C. Traver, Jr., M.D.     53    Director; Orthopedic Surgeon.                 1990        6,710 (5)

----------
(1) Includes terms as Trustee prior to the Bank's conversion from the mutual to stock form of organization on May 30, 1986.
(2) All holdings amount to less than 1% of the issued and outstanding Common Stock, unless otherwise indicated.
(3) Includes 1,575 shares held by Mr. Abrams' wife.
(4) Includes 500 shares held by Mr. Miller's wife.
(5) Includes 4,050 shares held in trust under a defined employee contribution pension plan; and 524 shares held by Dr. Traver as custodian for his children.


DIRECTORS WITH A TERM EXPIRING IN 1997

                                                                                                               COMMON STOCK
                                                                                                            BENEFICIALLY OWNED
                                                                                                          DIRECTLY OR INDIRECTLY
                                                                                               DIRECTOR     FEBRUARY 16, 1996
                                                   POSITION WITH THE COMPANY AND PRINCIPAL      OF BANK   ------------------------
            NAME                            AGE     OCCUPATION DURING THE PAST FIVE YEARS        SINCE       AMOUNT      PERCENT(2)
            ----------------------------------------------------------------------------------------------------------------------
            Israel Berkman                   67    Director; Retired, Examining Officer of        1992 (1)     1,517
                                                   Federal Reserve Bank of New York.

            Ann G. Higbee                    53    Director; President of Public Relations        1993         1,862
                                                   Services, Eric Mower and Associates.

            Bruce H. Leslie                  47    Director; President, Onondaga                  1993           483
                                                   Community College.

            Anne E. O' Connor                60    Director; Corporate Secretary, Kopp Billing    1995        92,399 (3)      9.92%
                                                   Agency, a medical billing agency.

__________
(1) Mr. Berkman is a director of the Company but not the Bank.
(2) All indicated holdings amount to less than 1% of the issued and outstanding Common Stock, unless otherwise indicated.
(3) Shares owned by Mrs. O' Connor's husband.

DIRECTORS WITH A TERM EXPIRING IN 1998

                                                                                                               COMMON STOCK
                                                                                                            BENEFICIALLY OWNED
                                                                                                          DIRECTLY OR INDIRECTLY
                                                                                              DIRECTOR    AS OF FEBRUARY 16, 1996
                                                    POSITION WITH THE COMPANY AND PRINCIPAL   OF BANK     -----------------------
            NAME                            AGE     OCCUPATION DURING THE PAST FIVE YEARS     SINCE(1)    AMOUNT      PERCENT(2)
            ----------------------------------------------------------------------------------------------------------------------
            Walter D. Copeland               62     Director; Retired, President, Walter D.          1994      360 (3)
                                                    Copeland Organization, Inc. a real estate
                                                    consulting firm.

            John P. Driscoll                 56     Chairman, President and Chief Executive          1992   16,847 (4)       1.78%
                                                    Officer of the Company.  President & CEO
                                                    of Steamatic of Greater Rochester,
                                                    a commercial restoration and reconstruction
                                                    company from 1989 to 1992. Regional
                                                    President of Anchor Savings Bank, FSB
                                                    from 1976 to 1989.

            Carl W. Gerst, Jr.               58     Director; Executive Vice President,              1982    3,578
                                                    Chief Operating Officer and Director of
                                                    Anaren Microwave, Inc., a manufacturer
                                                    of military electronic subsystems.

            John Bernard Henry               67     Director; Professor of pathology and former      1989    2,500 (5)
                                                    President of the State University of New York
                                                    Health Science Center at Syracuse.
----------

(1) Includes terms as Trustee prior to the Bank's conversion from the mutual to stock form of organization on May 30, 1986.
(2) All holdings amount to less than 1% of the issued and outstanding Common Stock, unless otherwise indicated.
(3) Shares owned by Walter D. Copeland and Concetta M. Copeland Revocable Living Trust dated October 11, 1995, Walter D. Copeland and Concetta M. Copeland, trustees.
(4) Includes vested options to purchase 15,400 shares.
(5) All shares held jointly with Mr. Henry's wife, with whom Mr. Henry has shared voting and investment power.

DIRECTOR NOMINATIONS

         Article III, Section 13 of the Company's Bylaws provides that the Board of Directors shall act as a nominating committee for selecting the nominees for election as directors. Accordingly, the Board, as a whole, nominates individuals for election to the Board. The Board seeks individuals of proven judgment and competence who are outstanding in their field and considers such factors as anticipated participation in Board activities, education, special talents or skills, and personal attributes. Shareholders may name nominees for election to the Board of Directors by submitting written nominations to the Secretary of the Company not less than 60 days nor more than 90 days prior to the date of the Annual Meeting. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director: (i) the name, age, business address, residence address, and shares of the Company's Common Stock held by such person, (ii) the principal occupation or employment of such person, and (iii) such person's written consent with respect to serving as a director, if elected; and (b) as to the shareholder giving the notice: (i) the name and address of such shareholder and (ii) the number of shares of the Company's common stock which are owned of record by such shareholder. If any shareholder nomination is properly and timely made in accordance with Article III, Section 13 of the Bylaws, ballots will be provided for use by shareholders at the Annual Meeting bearing the name of such nominee or nominees.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The members of the Company's Board of Directors also serve as the members of the Bank's Board of Directors, with the exception of Israel Berkman. The Bank's Board of Directors meets regularly each month, and the Board of the Company meets at least quarterly. The Company's Board of Directors held a total of 9 meetings during 1995. No incumbent director attended less than 75% of the aggregate number of meetings of the Company's Board of Directors and meetings held by all committees of the Company's Board on which such director served during the last fiscal year, except for David E. Blackwell and Walter D. Copeland. The Bank's standing committees of the Board of Directors include the following: the Executive Committee, the Examining Committee, the Personnel and Compensation Committee and the Asset/Liability Management Committee. The Bank's Examining Committee serves as the Company's Examining Committee, the Bank's Personnel and Compensation Committee serves as the Company's Personnel and Compensation Committee, and the Board as a whole nominates new directors.

         The Examining Committee reviews the internal and external audits of the Company and Bank and the adequacy of the Company's and the Bank's accounting, financial and compliance controls, and makes recommendations to the Company's Board regarding the appointment of independent auditors. During 1995, this Committee held four meetings and its present members are Clifford C. Abrams, Israel Berkman, David E. Blackwell, John B. Henry, Ann G. Higbee, Bruce
H. Leslie and Raymond C. Traver, Jr.

         The Personnel and Compensation Committee reviews and makes recommendations to the Board regarding compensation levels, adjustments and employee benefits to be instituted. The Personnel and Compensation Committee held seven meetings in 1995, and its present members are Clifford C. Abrams, John P. Driscoll, Carl W. Gerst, Jr., John B. Henry, Ann G. Higbee, Howard J. Miller and Raymond C. Traver, Jr.

COMPENSATION OF EXECUTIVE OFFICERS

         Since the formation of Center Banks, none of its executive officers has received any separate form of compensation from the Company. Officers receive compensation in their positions as officers of the Bank.

         The following table sets forth the compensation paid by the Bank to the Company's Chairman, President and Chief Executive Officer and to each executive officer whose aggregate annual salary and bonus exceeded $100,000 for services rendered in all capacities during the last three fiscal years.

                                                           SUMMARY COMPENSATION TABLE

                                                                                               LONG TERM
                                                         ANNUAL COMPENSATION                  COMPENSATION
                                                  ---------------------------------------------------------------------------

                                                                                                   AWARDS
                                                                               OTHER             ----------
                                                                               ANNUAL            SECURITIES     ALL OTHER
            NAME AND                                                           COMPEN-           UNDERLYING     COMPEN-
            PRINCIPAL POSITION            YEAR    SALARY (1)      BONUS        SATION (2)       OPTIONS (#)     SATION (3)
            -----------------------------------------------------------------------------------------------------------------
            John P. Driscoll
            Chairman, President & CEO     1995    $ 124,547      $ 17,406    $ 10,113                  0        $ 26,417
                                          1994      110,104             0      10,784              8,000          14,627
                                          1993       95,478        10,000      14,681             14,000           2,733

----------
(1) Includes the cost of shares allocated under the Company's Employee Stock Ownership Plan.
(2) Comprised entirely of country club dues in 1995 and 1994. Includes relocation expenses of $12,700 in 1993.
(3) Includes contributions to the Company's 401(k) plan totaling $6,790, premium payments on an individual flexible premium deferred variable annuity totaling $18,607 and premiums paid on term life insurance policy totaling $1,020.

         The Company did not grant any stock options to the Chairman, President and Chief Executive Officer and named executive officers in 1995. Options to purchase 5,000 shares at $15.25 per share were granted in 1995 to the executive officers as a group.

         The following table sets forth information regarding In-the-Money options for the Company's Chairman, President and Chief Executive Officer and named executive officers at December 31, 1995.

                                         NUMBER OF SECURITIES                        VALUE OF UNEXERCISED
                                         UNDERLYING UNEXERCISED                          IN-THE-MONEY
                                            OPTIONS AT                                     OPTIONS AT
                                         DECEMBER 31, 1995 (#)                         DECEMBER 31, 1995
                                    -----------------------------               --------------------------------
            NAME                     EXERCISABLE  UNEXERCISABLE                   EXERCISABLE     UNEXERCISABLE
            ----------------------------------------------------------------------------------------------------
            John P. Driscoll           15,400           6,400                        $72,963           $24,400


COMPENSATION OF DIRECTORS

         Directors who are not executive officers of the Company receive a fee of $400 per Board meeting attended. In addition, non-officer members of committees of the Board receive a fee of $250 per committee meeting attended. Directors who are also officers of the Company receive no compensation for attendance at Board or committee meetings.

EMPLOYMENT AGREEMENTS

       The Company and the Bank have entered into an employment agreement with Mr. Driscoll effective as of January 1, 1996 which supersedes in its entirety his previous such contract. Under this agreement, Mr. Driscoll will receive a base salary for 1996 of $118,350. Thereafter Mr. Driscoll's salary shall be fixed as determined by the Board of Directors based upon an annual review of his compensation. Mr. Driscoll is also entitled to receive a bonus tied to specified target levels of the Company's earnings per share, and such other cash bonuses as the Board, in its discretion, may award.

       Under his agreement, Mr. Driscoll will receive a continuation of his salary and benefits for two years if his employment is terminated by the Company for any reason other than "cause", including a "change in control" of the Company.

       The Company and the Bank have also entered into agreements with J. David Hammond, Executive Vice President, and William Welch, John Mason, J. Daniel Mohr and Karen Lockwood, Vice Presidents, pursuant to which they will receive a continuation of their respective salary and benefits for six months (twelve in the case of Mr. Hammond) if there occurs a "change in control" of the Company as a result of which their employment is terminated.

PERFORMANCE GRAPH

         The following table compares cumulative total shareholder returns on the Company's stock over the last five years to the Nasdaq Stock Market Index for U.S. companies and the Nasdaq Bank Index. Total return values were calculated assuming a $100 investment on December 31, 1990 and reinvestment of dividends. The following table shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the 1934 Act and shall not be deemed filed under either such act.

                                             TOTAL RETURN
                           --------------------------------------------------
               DATE        CENTER BANKS        NASDAQ US          NASDAQ BANK
                 1990               100              100                  100
                 1991               108              161                  164
                 1992               154              187                  239
                 1993               154              215                  272
                 1994               189              210                  271
                 1995               245              296                  404



INDEBTEDNESS OF MANAGEMENT

         Center Banks may make loans to directors and any executive officers of the Company to the extent permitted by banking law. Any extensions of credit, whether past or future, to directors or executive officers of the Company are made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

         Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") requires the reporting to the Securities and Exchange Commission (the "Commission") within required time frames of transactions in Company common stock by insiders. All filings required under Section 16 of the Exchange Act during 1995 were filed on a timely basis, except for a Form 4 for J. David Hammond, Executive Vice President, which was filed late due to an oversight. In making these statements, the Company has relied on written representations of its incumbent executive officers and directors.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed KPMG Peat Marwick LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 1996, and has further directed that the selection of auditors be submitted for ratification by a majority of the Company's shares present by proxy or in person and voting at the Annual Meeting. KPMG Peat Marwick LLP was the Company's independent public accountants for the year ended December 31, 1995.

         Representatives from KPMG Peat Marwick LLP will be present at the Annual Meeting and will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
                     TO BE PRESENTED AT 1997 ANNUAL MEETING

         Any proposal intended to be presented by any shareholder at the 1997 Annual Meeting of the Company must be received by the Secretary of the Company at the principal executive offices, 33 E. Genesee Street, Skaneateles, New York 13152-0460, no later than November 20, 1996, to be considered for inclusion in the Proxy Statement and proxy relating to the 1997 Annual Meeting.

                         ANNUAL REPORT TO SHAREHOLDERS

         A copy of the Company's Annual Report to Shareholders for the year ended December 31, 1995 accompanies this Proxy Statement. The Annual Report includes a general description of the business of Center Banks, management's discussion and analysis of financial condition and results of operations, and the Company's consolidated financial statements, with the accountant's report thereon.

                           ANNUAL REPORT ON FORM 10-K

         Upon receipt of a written request, the Company also will furnish, without charge, a copy of the Company's Annual Report on Form 10-K. Such a written request should be directed to J. Daniel Mohr, Investor Relations, Center Banks Incorporated, 33 E. Genesee Street, Skaneateles, New York 13152-0460.

                                 OTHER MATTERS

         Other than procedural matters with respect to the conduct of the meeting, management is not aware of any business to come before the meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxy set forth in the accompanying proxy will be voted with respect to those other matters in accordance with the judgment of the person voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company has engaged Regan & Associates, Inc. for the purpose of solicitation of proxies. The cost of these services is approximately $3,000, plus out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                               By Order of the Board of Directors,



                               /s/ John P. Driscoll
                               --------------------

                               JOHN P. DRISCOLL
                               Chairman, President and
                               Chief Executive Officer


Skaneateles, New York
March 20, 1996

      X    PLEASE MARK VOTES                                    REVOCABLE PROXY
           AS IN THIS EXAMPLE                              CENTER BANKS INCORPORATED
                                                                                                                             FOR ALL
                                                                                                         FOR    WITHHOLD     EXCEPT
             ANNUAL MEETING OF STOCKHOLDERS                  1. The election as  directors of all       /  /     /  /         /  /
                     APRIL 16, 1996                             nominees  listed (except as
                                                                marked to the contrary below):
      The undersigned hereby appoints Gary L. Karl proxy
      for the undersigned with full power of                    CLIFFORD C. ABRAMS,  DAVID E. BLACKWELL,
      substitution, to vote all shares of the                   HOWARD J. MILLER, RAYMOND C. TRAVER, JR.
      Common Stock of CENTER BANKS INCORPORATED
      (the "Company") owned by the undersigned                  INSTRUCTIONS: TO WITHHOLD AUTHORITY TO
      at the Annual Meeting of Stockholders to                  VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR
      be held at the Skaneateles Country Club                   ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN
      on Tuesday, April 16, 1996 at 10:00                       THE SPACE PROVIDED.
      a.m. local time, and at any
      adjournments thereof:
    _________________________________________________                                                                        FOR ALL
   |                                                  |                                                  FOR    WITHHOLD     EXCEPT
   |    LEAVE THIS AREA                               |      2. The approval of KPMG Peat Marwick LLP    /  /    /  /        /  /
   |    BLANK FOR ADDRESS                             |          as the Company's independent
   |                                                  |          auditors for the fiscal year ending
   |                                                  |          December 31, 1996.
   |__________________________________________________|
                                       _______________           THE BOARD OF DIRECTORS RECOMMENDS A
     Please be sure to sign and date  | Date          |      VOTE "FOR" EACH OF THE LISTED PROPOSALS.
      this Proxy in the box below.    |               |
    ---------------------------------------------------
   |                                                  |            THIS PROXY IS SOLICITED BY THE
   |______ Stockholder sign above_________________    |       BOARD OF DIRECTORS.
   |                                                  |
   |______Co-holder (if any) sign above____________   |            The undersigned acknowledges receipt
                                                             from the Company prior to the execution of
                                                             this proxy of a Notice of Meeting and of a
                                                             Proxy Statement dated March 20, 1996.

                                                                 Please Sign exactly as your name appears
                                                             on this card.  When shares are held by joint
                                                             tenants, both should sign. When signing as
                                                             attorney, executor, administrator, trustee
                                                             or guardian, please so indicate.



------------------------------------------------------------------------------------------------------------------------------------
                             DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                                                     CENTER BANKS INCORPORATED

                                                        PLEASE ACT PROMPTLY
                                              SIGN, DATE & MAIL YOUR PROXY CARD TODAY

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